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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K



                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported) December 4, 1996

                       SYSTEM SOFTWARE ASSOCIATES, INC.
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            (Exact name of registrant as specified in its charter)


                                   Delaware
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                (State or other jurisdiction of incorporation)


                0-15322                                       36-3144515
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        (Commission File Number)                          (I.R.S. Employer
                                                         Identification No.)


           500 West Madison
           Chicago, Illinois                                    60661
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(Address of principal executive offices)                     (Zip Code)


                                (312) 258-6000
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             (Registrant's Telephone Number, Including Area Code)


                                      N/A
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        (Former name or former address, if changed since last report.)
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ITEM 4. Appointment of Registrant's Certifying Accountants.
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     On December 4, 1996, the Company engaged Price Waterhouse LLP ("PW") to audit the Company's financial statements for the fiscal years ended October 31, 1994 and 1995. The decision to retain PW was approved by the Company's Board of Directors upon recommendation by the Company's Audit Committee of the Board of Directors.

     Prior to November 1, 1996, PW had been the Company's principal independent accountants. On November 12, 1996 (as confirmed by letter dated November 25,
1996), the Company engaged KPMG Peat Marwick LLP as the Company's new principal independent accountants, commencing with the audit of the Company's financial statements for the fiscal year ended October 31, 1996.

     Since the Company's dismissal of PW on November 1 (as described in the Form 8-K filed by the Company on November 8, 1996), the Company has not consulted with PW on the application of accounting principles to any specific transaction, as to the type of audit opinion that might be rendered on the Company's financial statements or as to any matter that was the subject of a dispute or a reportable event.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               SYSTEM SOFTWARE ASSOCIATES, INC.

  Date December 11, 1996       BY: /s/ Joseph J. Skadra
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                                       Joseph J. Skadra, Chief Financial Officer